SUPPLEMENT

DATED NOVEMBER 23, 2011 TO

THE HARTFORD TOTAL RETURN BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2011, AS LAST AMENDED NOVEMBER 1, 2011,

AND SUMMARY PROSPECTUS DATED MARCH 1, 2011

On November 21, 2011, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a change of sub-adviser for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, from Hartford Investment Management Company to Wellington Management Company, LLP (“Wellington Management”).  As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between Hartford Investment Financial Services, LLC and Wellington Management.  The change in the Fund’s sub-adviser and the implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

DATED NOVEMBER 23, 2011 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2011, AS AMENDED AND RESTATED SEPTEMBER 30, 2011,

AS LAST AMENDED NOVEMBER 1, 2011,

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

On November 21, 2011, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a change of sub-adviser for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, from Hartford Investment Management Company to Wellington Management Company, LLP (“Wellington Management”).  As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between Hartford Investment Financial Services, LLC and Wellington Management.  The change in the Fund’s sub-adviser and the implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

This Supplement should be retained with your SAI for future reference.